Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income from continuing operations before income tax expense is comprised of the following components for the years ended December 31, (in thousands):

	2014	2013	2012
Domestic operations	$9,882	$17,714	$7,565
Foreign operations	9,823	7,441	(1,395)
Income from continuing operations before income taxes	$19,705	$25,155	$6,170

Income tax (expense) benefit attributable to continuing operations is comprised of the following components for the years ended December 31, (in thousands):

	Federal	Foreign	State	Total
2014:
Current	$(2,772)	$(3,035)	$(1,121)	$(6,928)
Deferred	(345)	(696)	158	(883)
Total income tax expense	$(3,117)	$(3,731)	$(963)	$(7,811)
2013:
Current	$(1,290)	$(3,004)	$(1,442)	$(5,736)
Deferred	(4,418)	259	162	(3,997)
Total income tax expense	$(5,708)	$(2,745)	$(1,280)	$(9,733)
2012:
Current	$(170)	$(2,995)	$(759)	$(3,924)
Deferred	(2,386)	1,090	(145)	(1,441)
Total income tax expense	$(2,556)	$(1,905)	$(904)	$(5,365)

The differences between the amount of tax expense provided and the amount of tax expense computed by applying the statutory federal income tax rate to income from continuing operations before income taxes for the years ended December 31, are as follows (in thousands):

	2014	2013	2012
Expected tax expense at the statutory federal rate of 35%	$(6,897)	$(8,804)	$(2,160)
(Increase) decrease in taxes resulting from:
Change in valuation allowance	(770)	(726)	(2,422)
State income taxes, net	(626)	(917)	(588)
Foreign tax rate differences	659	828	374
Non-deductible expenses	(206)	(351)	(316)
Stock-based compensation and other	29	237	(253)
Total income tax expense	$(7,811)	$(9,733)	$(5,365)

Income tax expense differs from the expected tax at statutory rates due primarily to the change in valuation allowance for deferred tax assets and different tax rates in the various state and foreign jurisdictions. Additionally, the aggregate tax expense is not always consistent when comparing periods due to the change in mix of income from continuing operations before income taxes between domestic and foreign operations and within the foreign operations.
At December 31, 2014, the Company had available domestic alternative minimum tax credit carryforwards of $0.6 million, which can be carried forward indefinitely. At December 31, 2014, the Company had foreign net operating loss carryforwards of $35.4 million, of which approximately $23.5 million can be carried forward indefinitely, with the remainder expiring on various dates through 2034.
Deferred tax assets and liabilities result from temporary differences between the U.S. GAAP and tax treatment of certain income and expense items. The Company must assess and make estimates regarding the likelihood that the deferred tax assets will be recovered. To the extent that it is determined the deferred tax assets will not be recovered, a valuation allowance is established for such assets. In making such a determination, the Company must take into account positive and negative evidence, including projections of future taxable income and assessments of potential tax planning strategies. At December 31, 2014 and 2013, the Company’s valuation allowance was $10.0 million and $9.3 million, respectively. The net deferred tax assets at December 31, 2014 and 2013 relate to U.S. federal and state, and foreign tax items.
The Company recognizes the excess income tax benefit associated with certain stock compensation deductions when such deductions produce a reduction in the Company’s current tax liability. A portion of such excess tax benefits from prior years totaling $1.0 million was recognized in 2014 as the Company realized a reduction to income taxes payable related to such deductions. Due to cumulative domestic net operating loss carryforwards (“NOLs”) that exceeded the excess income tax benefits, the Company did not recognize the excess benefit of the tax deductions upon the exercise of stock options or vesting of restricted stock in the years ended December 31, 2013 or 2012.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities of continuing operations at December 31, are as follows (in thousands):

	2014	2013
Deferred tax assets:
Alternative minimum tax credit carryforwards	$—	$86
State net operating loss carryforwards	513	605
Accrued expenses	3,457	3,257
Foreign subsidiaries, primarily NOLs, pension and accrued expenses	15,204	15,340
Other	1,685	1,843
Total gross deferred tax assets	20,859	21,131
Deferred tax liabilities:
Property and equipment and other long-term assets	(4,659)	(4,659)
Foreign deferred tax liabilities, primarily property and equipment	(309)	(400)
Net deferred tax asset before valuation allowance	15,891	16,072
Less valuation allowance	(10,028)	(9,258)
Net deferred tax asset	$5,863	$6,814

Current net deferred tax assets of $6.1 million and $7.4 million and long-term net deferred tax assets of $3.7 million and $4.3 million were recorded at December 31, 2014 and 2013, respectively. Long-term deferred tax liabilities of $3.9 million and $4.9 million were recorded at December 31, 2014 and 2013, respectively. In 2013, deferred tax expense of $0.8 million, related to changes in pension net actuarial loss and prior service credit as well as an unrealized gain on an interest rate swap was recorded in other comprehensive income (loss). Such amount for 2014 was insignificant.
A reconciliation of the change in the unrecognized tax benefits for the years ended December 31, is as follows (in thousands):

	2014	2013	2012
Balance at beginning of year	$1,139	$1,149	$1,053
Additions based on tax positions	193	398	381
Reductions for tax positions of prior years	(349)	—	—
Reductions due to lapses of statutes of limitations	(204)	(408)	(285)
Balance at end of year	$779	$1,139	$1,149

Unrecognized tax benefits at December 31, 2014, 2013 and 2012 were $0.8 million, $1.1 million and $1.1 million, respectively for uncertain tax positions, related primarily to transfer pricing, are included in other liabilities on the consolidated balance sheets and would impact the effective tax rate for certain foreign jurisdictions if recognized. The Company incurred no significant interest or penalties for any of the years ended December 31, 2014, 2013 or 2012.
The Company and its subsidiaries file numerous consolidated and separate income tax returns in the United States as well as various foreign jurisdictions. The Company’s U.S. federal income tax returns for 2011 and subsequent years remain subject to examination. All material foreign income tax matters have been concluded for years through 2009. Undistributed earnings of the Company’s foreign subsidiaries are considered to be permanently reinvested and, accordingly, no provision for U.S. federal or state income taxes has been provided thereon. At this time, it is not practicable to determine the unrecognized deferred tax liability related to these undistributed earnings. The types of events that could trigger U.S. taxes on these undistributed earnings include a repatriation of cash held by foreign subsidiaries, certain foreign corporate restructuring or reorganizations, a decision to exit a particular business or jurisdiction leading to a sale of stock to a third party, and anticipated unfavorable tax law changes that would result in higher taxes on repatriations that occur after such change in law goes into effect.